SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): December 2, 1998



                              GROVE PROPERTY TRUST
             (Exact name of registrant as specified in its charter)


   Maryland                           1-13080               06-1391084
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                    File No.)         Identification Number)


                 598 Asylum Avenue, Hartford, Connecticut 06105
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (860) 246-1126


                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     Pursuant to an Agreement dated as of April 22, 1998, as amended as of August 31, 1998 (as so amended, the "Conveyance Agreement"), Grove Property Trust (the "Company") acquired Rockingham Glen Apartments (the "Rockingham Apartments") on December 2, 1998. The acquisition of the Rockingham Apartments was effected through Grove Operating, L.P. (the "Operating Partnership"). The purchase price for the Rockingham Apartments and certain related non-real estate assets having a value of approximately $400,000 was $7.2 million. The purchase price for the assets acquired was determined by arms' length negotiation between the Company and Alexander H. McNeil and Virginia McNeil in their capacity as general partners of Rockingham Glen, the limited partnership which owned the Rockingham Apartments.

     The purchase price for the Rockingham Apartments and related non-real estate assets was paid thrugh the payment of approximately $2.1 million in cash, the issuance of approximately 100,000 Common Units of the Operating Partnership having a value as of the date of issuance of approximately $1.1 million and the assumption of first and second mortgage indebtedness in the approximate principal amount of $3.7 million. The cash portion of the purchase price was paid from amounts available under the Company's revolving credit facility. Immediately prior to the conveyance of the Rockingham Apartments, the Operating Partnership purchased the limited partnership interests of six limited partners of Rockingham Glen for cash, and the Operating Partnership received the number of Common Units that would otherwise have been distributed to such limited partners. The amount of cash paid and the number of Common Units issued is subject to adjustment based on the financial statements of Rockingham Glen as of November 30, 1998.

     The Rockingham Apartments is a 143-unit apartment complex located in West Roxbury, Massachusetts which was originally constructed in 1974. Of the units in the Rockingham Apartments, 80% have market rental rates and 20% are classified as affordable housing. The Company intends to continue to operate the complex as rental apartments. Title to the property is held by GR- Rockingham Glen Limited Partnership, a limited partnership in which the Operating Partnership is the sole general partner.

     As part of its on-going acquisition program, the Company has also acquired Abington Glen Apartments (the "Abington Apartments"). The acquisition of the Abington Apartments was made pursuant to the Conveyance Agreement and was effected through the Operating Partnership. The purchase price for Abington of approximately $3.2 million was determined by arms' length negotiation between the Company and Alexander H. McNeil and Virginia McNeil in their capacity as general partners of Abington Glen Associates Limited Partnership, the limited partnership which owned the Abington Apartments.

     The purchase price for Abington was paid through the payment of approximately $0.4 million in cash, the issuance of approximately 85,000 Common Units of the Operating Partnership having a value as of the date of issuance of approximately $0.9 million and the assumption of mortgage indebtedness in the approximate principal amount of $1.9 million. The cash portion of the purchase price was paid with amounts available under the Company's revolving credit facility.

     The Abington Apartments is a 90-unit apartment complex located in Abington, Massachusetts which was originally constructed in 1977. All of the units in Abington have market rental rates. The Company intends to continue to operate the complex as rental apartments. Title to the property is held by GPT-Abington Glen, LLC, a limited liability company in which the Operating Partnership is the sole member.

     At the time of negotiation of the Conveyance Agreement, none of the other parties thereto were affiliates of the Company. Following the Company's acquisition of 17 apartment communities on October 30, 1998 pursuant to the Conveyance Agreement. Keith W. Munsell, the Chief Operating Officer and Executive Vice President of McNeil Real Estate Group, Inc., a developer of real estate projects and an affiliate of Alexander H. McNeil, was elected a Trust Manager of the Company on November 6, 1998. In connections with acquisitions of properties by the Company, Alexander H. McNeil has acquired a significant number of Common Units of the Operating Partnership which the Company expects will represent approximately 5% of the outstanding Common Units of the Operating Partnership.


Item 7. Financial Statements and Exhibits.

     (a) The following financial statements will be included in an amendment to this report which will be filed as soon as practicable, but not later than February 15, 1999:

          (i) Rockingham Apartments - Statement of Revenues and Certain Expenses for the Nine Months Ended September 30, 1998 (Unaudited) and for the Year Ended December 31, 1997.

          (ii) Abington Apartments - Statement of Revenues and Certain Expenses for the Nine Months Ended September 30, 1998 (Unaudited) and for the Year Ended December 31, 1997.

     (b) Pro forma financial statements for the nine months ended September 30, 1998 (unaudited) and for the year ended December 31, 1997 will be included in an amendment to this report which will be filed as soon as practicable, but not later than February 15, 1999.

                  (c)  Exhibits.

     Exhibit No.                             Description

       2.1 Agreement, dated as of April 22, 1998 among The Grove Corporation and the twenty-two limited partnerships identified on Schedule 1 thereto (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated October 30, 1998 (Commission File No. 1-13080))

       2.2 Amendment dated as of August 31, 1998 to Conveyance Agreement dated as of April 22, 1998 among The Grove Corporation and the twenty-one limited partnerships identified on Schedule 1 thereto (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K dated October 30, 1998 (Commission File No. 1-13080))

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GROVE PROPERTY TRUST


Date: December 17, 1998                      By:     /s/Joseph R. LaBrosse
                                                ------------------------------
                                                   Joseph R. LaBrosse
                                                   Chief Financial Officer

                                  Exhibit Index

     Exhibit No.                           Description

        2.1 Agreement, dated as of April 22, 1998 among The Grove Corporation and the twenty-two limited partnerships identified on Schedule 1 thereto (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated October 30, 1998 (Commission File No. 1-13080))

        2.2 Amendment dated as of August 31, 1998 to Conveyance Agreement dated as of April 22, 1998 among The Grove Corporation and the twenty-one limited partnerships identified on Schedule 1 thereto (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K dated October 30, 1998 (Commission File No. 1-13080))